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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     The Board of Directors
     CMGI, Inc.

     We consent to the use of our reports incorporated herein by reference.


     /s/ KPMG LLP

     KPMG LLP

     Boston, Massachusetts
     January 11, 2000